UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective April 16, 2013, the Company promoted John J. Allen, 55, currently President North America Truck and Parts of the Company, to the position of Executive Vice President and Chief Operating Officer. Prior to his appointment as President North America Truck and Parts, Mr. Allen served as president, North America Truck since 2008. Previously, he was president of Navistar’s Engine Group, where he led major business initiatives including the acquisition of Brazilian engine producer MWM and a partnership with MAN of Germany. He also has served as vice president and general manager of the Company’s Parts organization. Mr. Allen joined the Company in 1981 as a design engineer, and he holds a Bachelor of Science degree from the Milwaukee School of Engineering and an MBA from the Illinois Institute of Technology. He is a board member of The Valspar Corporation and also serves on the boards of the Milwaukee School of Engineering’s Corporation Council and Lurie Children’s Hospital of Chicago. Mr. Allen is not related to any other director or executive officer of the Company.

In connection with Mr. Allen’s promotion to Executive Vice President and Chief Operating Officer, the Compensation Committee of the Board approved an increase in Mr. Allen’s base salary compensation to $740,000 and provided him with other benefits commensurate with his new position.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 19, 2013, the Company filed with the Secretary of State of the State of Delaware (the “Secretary of State”) (i) a Certificate of Correction that in effect voids the Company’s Certificate of Retirement of Stock filed with the Secretary of State effective July 30, 2003 (the “2003 Certificate of Retirement”) which had retired all of the Company’s 26,000,000 authorized shares of Class B Common Stock, and (ii) a Certificate of Retirement of Stock, as set forth in Exhibit 3.1, retiring 25,641,545 authorized shares of the Company’s Class B Common Stock (the “2013 Certificate of Retirement”). These filings were solely for the purpose of correcting an error in the 2003 Certificate of Retirement. The 2013 Certificate of Retirement has the effect of amending the Company’s Restated Certificate of Incorporation, as amended. After giving effect to these filings, the Company has the authority to issue 260,358,455 shares, of which 358,455 shares are Class B Common Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

3.1	Certificate of Retirement of Class B Common Stock of Navistar International Corporation, effective April 19, 2013.

99.1	Press Release, dated April 16, 2013, announcing Navistar Names Jack Allen Chief Operating Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Andrew J. Cederoth
Name: Title:	Andrew J. Cederoth Executive Vice President and Chief Financial Officer

Dated: April 22, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Retirement of Class B Common Stock of Navistar International Corporation, effective April 19, 2013.

99.1	Press Release, dated April 16, 2013, announcing Navistar Names Jack Allen Chief Operating Officer.

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